Fidelity Retirement Reserves

Supplement to the Prospectus for PFL Customers

Dated April 30, 2000

Owners of Income Plus variable annuity contracts issued by PFL Life Insurance Company who purchased their contract through a Fidelity Investments sales representative have the option for a limited time to exchange their PFL contract for a Fidelity Retirement Reserves contract. Dollars in the resulting Fidelity Retirement Reserves contract will be allocated immediately to the variable subaccounts selected on the applications and will not be allocated to the Money Market subaccount during the contract's right to return ("freelook") period.

The contract value returned could be greater or less than your purchase payment depending on the investment performance of the variable subaccounts. The Company will comply where state law requires the return of purchase payments, or other variations of this provision.

Effective: September 9, 2000